SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-MCWHORTER TECHNOLOGY

                    MJG ASSOCIATES, INC.
                                 7/10/00            1,500-           19.7000
                    GABELLI INTERNATIONAL LTD
                                 7/10/00           25,000-           19.7000
                    GAMCO INVESTORS, INC.
                                 7/10/00          161,000-           19.7000
                                 7/10/00          100,000-           19.7000
                                 7/03/00            5,000            19.5625
                                 5/30/00            5,000            19.5625
                    GABELLI ASSOCIATES LTD
                                 7/10/00          275,400-           19.7000
                    GABELLI FUND, LDC
                                 7/10/00            2,000-           19.7000
                    GABELLI ASSOCIATES FUND
                                 7/10/00          306,900-           19.7000
                                 6/09/00           35,000            19.5000
          GABELLI FUNDS, LLC.
                         GABELLI SMALL CAP GROWTH FUND
                                 7/10/00          134,000-           19.7000
                                 5/31/00            9,000            19.6125
                                 5/25/00           25,000            19.6125
                         GABELLI CAPITAL ASSET FUND
                                 7/10/00           85,000-           19.7000
                                 5/30/00           15,000            19.6125
                         GABELLI ABC FUND
                                 7/10/00          246,500-           19.7000
                                 6/02/00              500            19.6125
                                 5/30/00            1,000            19.5500







          (1) THE TRANSACTIONS ON 7/10/00 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.